UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

 ______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 ______________________

Date of Report (Date of earliest event reported):

May 6, 2014

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MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.02     Compensatory Arrangements of Certain Officers.

On May 6, 2014, our Compensation Committee approved an increase to the base salary for each of the company’s named executive officers listed below, retroactive to April 7, 2014. Effective April 7, 2014, the named executive officers will receive the following annual base salaries in the listed positions:

Name and Position as of May 6, 2014	Former Base Salary	Base Salary Effective April 7, 2014

Randolph L. Marten	$575,000	$586,500
(Chairman and Chief Executive Officer)
Timothy M. Kohl	$417,300	$434,000
(President)
Timothy P. Nash	$289,900	$301,500
(Executive Vice President of Sales and Marketing)
James J. Hinnendael	$234,400	$243,800
(Chief Financial Officer)
John H. Turner	$232,800	$242,100
(Senior Vice President of Sales)

On May 6, 2014, our Compensation Committee also approved the following fee schedule for non-employee directors for fiscal year 2014, effective May 6, 2014:

	2013	2014

Annual Board Retainer	$24,000	$26,000
Lead Director	5,000	10,000
Audit Committee chair	15,000	15,000
Compensation Committee chair	10,000	10,000
Nominating/Corporate Governance Committee chair	3,500	3,500

The company increased the payment for non-employee directors’ attendance at each Board meeting from $1,250 to $1,500. In addition, non-employees directors receive $750 for each committee meeting attended and reimbursement for out-of-pocket expenses of attending meetings.

Each non-employee director also received a grant of 1,000 shares of common stock upon re-election to the Board by the stockholders.

Item 5.07      Submission of Matters to a Vote of Security Holders.

Marten Transport, Ltd. held its 2014 Annual Meeting of Stockholders on May 6, 2014. The final results of the stockholder vote on the business brought before the meeting are as follows:

1.     To elect six directors to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. All director nominees were duly elected.

	For	Withheld	Broker Non-Votes
Randolph L. Marten	30,942,368	349,851	893,234
Larry B. Hagness	28,297,508	2,994,711	893,234
Thomas J. Winkel	28,810,182	2,482,037	893,234
Jerry M. Bauer	30,745,390	546,829	893,234
Robert L. Demorest	31,076,814	215,405	893,234
G. Larry Owens	31,095,947	196,272	893,234

2.     To consider an advisory proposal to approve the compensation of the company’s named executive officers. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
29,213,390	2,047,071	31,758	893,234

3.     To consider a proposal to ratify the selection of Grant Thornton LLP as our independent public accountants for the year ending December 31, 2014. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
32,124,440	43,023	17,990	0

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits

Exhibit No.	Description

10.1	Named Executive Officer Compensation
10.2	2014 Non-Employee Director Compensation Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: May 7, 2014	By:	/s/ James J. Hinnendael
James J. Hinnendael
Its: Chief Financial Officer

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Named Executive Officer Compensation
10.2	2014 Non-Employee Director Compensation Summary

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